THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS FOR THE FUND.
/s/ Patrick F. Quan
    Patrick F. Quan
    Secretary

Prospectus
for Eligible Retirement Plans

AMERICAN BALANCED FUND(R)

AN OPPORTUNITY FOR CONSERVATION OF
CAPITAL, CURRENT INCOME, AND LONG-TERM
GROWTH OF CAPITAL AND INCOME

March 1, 1996

[LOGO OF THE AMERICAN FUNDS GROUP(R)]

                         AMERICAN BALANCED FUND, INC.

                            Four Embarcadero Center
                                  Suite 1800
                            San Francisco, CA 94111

The investment objectives of the fund are: (1) conservation of capital, (2) current income, and (3) long-term growth of capital and income. The fund strives to accomplish these objectives by investing in a broadly diversified portfolio of securities including stocks and bonds. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ABOVE.

This prospectus presents information you should know before investing in the fund. It should be retained for future reference.

You may obtain the statement of additional information for the fund dated March 1, 1996, which contains the fund's financial statements, without charge by writing to the Secretary of the fund at the above address or telephoning 800/421-0180. These requests will be honored within three business days of receipt.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. THE PURCHASE OF FUND SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

RP 11-010-0396

-------------------------------------------------------------------------------

    SUMMARY OF EXPENSES

Average annual expenses
    paid over a 10-year
        period would be
   approximately $8 per
year, assuming a $1,000
    investment and a 5%
  annual return with no
          sales charge.

This table is designed to help you understand the costs of investing in the fund. These are historical expenses; your actual expenses may vary.

SHAREHOLDER TRANSACTION EXPENSES
Certain retirement plans may purchase shares of the fund with no sales charge./1/ The fund also has no sales charge on reinvested dividends, deferred sales charge, redemption fees or exchange fees.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management fees.......................................................  0.32%
12b-1 expenses........................................................  0.24%/2/
Other expenses (including audit, legal, shareholder services, transfer agent and custodian expenses)...............................  0.11%
Total fund operating expenses.........................................  0.67%


EXAMPLE                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------                                       ------  -------  -------  --------
You would pay the following cumulative
expenses on a $1,000 investment,
assuming a 5% annual return./3/                 $7      $21      $37      $83

/1/ Retirement plans of organizations with $100 million or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")

/2/ These expenses may not exceed 0.25% of the fund's average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.

/3/ Use of this assumed 5% return is required by the Securities and Exchange
    Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

              TABLE OF CONTENTS

  Summary of Expenses..................  2
  Financial Highlights.................  3
  Investment Objectives and Policies...  3
  Certain Securities and
   Investment Techniques...............  4
  Investment Results...................  6
  Dividends, Distributions and Taxes...  7
  Fund Organization and Management.....  7
  Purchasing Shares....................  9
  Shareholder Services................. 10
  Redeeming Shares..................... 11

-------------------------------------------------------------------------------

          FINANCIAL    The following information for the five years ended
         HIGHLIGHTS    December 31, 1995 has been audited by Deloitte & Touche
       (For a share    LLP, independent accountants, whose unqualified report
        outstanding covering each of the most recent five years is included throughout the in the statement of additional information, and for the
       fiscal year)    five years ended December 31, 1990 by KPMG Peat
                       Marwick, independent accountants. This information should be read in conjunction with the financial state-ments and accompanying notes which are included in the statement of additional information.

                                                        YEAR ENDED DECEMBER 31
                            -------------------------------------------------------------------------------
                             1995    1994    1993    1992    1991    1990     1989    1988    1987    1986
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, Begin-
   ning of Year...........  $12.00  $12.57  $12.28  $12.05  $10.32  $11.41   $10.46  $10.13  $10.83  $11.65
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income..     .57     .57     .59     .61     .62     .63      .66     .59     .59     .67
   Net realized and
    unrealized gain (loss)
    on investments........    2.61    (.53)    .76     .49    1.86    (.82)    1.54     .68    (.14)   1.17
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total income from in-
      vestment operations.    3.18     .04    1.35    1.10    2.48    (.19)    2.20    1.27     .45    1.84
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  LESS DISTRIBUTIONS:
   Distributions from net
    investment income.....    (.56)   (.56)   (.60)   (.60)   (.62)   (.63)    (.67)   (.62)   (.67)   (.64)
   Distributions from net
    realized gains........    (.47)   (.05)   (.46)   (.27)   (.13)   (.27)    (.58)   (.32)   (.48)  (2.02)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
     Total distributions..   (1.03)   (.61)  (1.06)   (.87)   (.75)   (.90)   (1.25)   (.94)  (1.15)  (2.66)
                            ------  ------  ------  ------  ------  ------   ------  ------  ------  ------
  Net Asset Value, End of
   Year...................  $14.15  $12.00  $12.57  $12.28  $12.05  $10.32   $11.41  $10.46  $10.13  $10.83
                            ======  ======  ======  ======  ======  ======   ======  ======  ======  ======
  Total Return/1/.........   27.13%    .34%  11.27%   9.48%  24.69%  (1.57)%  21.53%  12.87%   4.02%  16.87%
  RATIOS/SUPPLEMENTAL
   DATA:
   Net Assets, end of
    year (in millions)....  $3,048  $2,082  $1,710  $1,067  $  642  $  370   $  275  $  218  $  193  $  167
   Ratio of expenses to
    average net assets....     .67%    .68%    .71%    .74%    .82%    .84%     .78%    .76%    .68%    .67%
   Ratio of net income to
    average net assets....    4.38%   4.76%   4.74%   5.19%   5.56%   5.95%    5.80%   5.54%   5.17%   5.71%
   Portfolio turnover
    rate..................   39.03%  32.05%  27.81%  17.00%  24.65%  25.51%   37.31%  41.90%  42.00%  59.17%

 --------
 /1/Calculated with no sales charge.

         INVESTMENT    The fund's investment objectives are: (1) conservation
         OBJECTIVES    of capital, (2) current income, and (3) long-term
       AND POLICIES    growth of capital and income. The fund approaches the
                       management of its investments as if they constituted
   The fund aims to    the complete investment program of the prudent investor.
   provide you with
    conservation of    The fund invests in a broadly diversified portfolio of
   capital, current    securities, including common stocks, preferred stocks,
   income and long-    corporate bonds and U.S. Government securities. Assets
     term growth of    may also be held in cash or cash equivalents. (See the
   both capital and    statement of additional information for a description
            income.    of cash equivalents.) Additionally, the fund will
                       invest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's
                       500 Composite Index (a broad measure of the U.S. stock market) and which are domiciled outside the U.S. The fund's fixed-income investments will be investment grade. For long-term debt obligations such as bonds, this includes securities that are rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or that are unrated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management
                       Company. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions may lead to a weaker capacity to make principal and interest payments than is the case with higher rated securities. The fund will maintain at least 25% of the value of its total assets in fixed-income securities.

-------------------------------------------------------------------------------

                       The fund's portfolio turnover rate will depend primar-ily on market conditions. Short-term trading profits are not the fund's objective and changes in its invest-ments are generally accomplished gradually, though short-term transactions may occasionally be made.

                       The fund's investment restrictions (which are described in the statement of additional information) and objec-tives cannot be changed without shareholder approval. All other investment practices may be changed by the fund's board.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

            CERTAIN    RISKS OF INVESTING IN STOCKS AND BONDS Because the fund
     SECURITIES AND    invests in common stocks or securities convertible into
         INVESTMENT    common stocks, the fund is subject to stock market
         TECHNIQUES    risks. For example, the fund is subject to the possi-
                       bility that stock prices in general will decline over
       Investing in    short or even extended periods.
   stocks and bonds
   involves certain    The fund also invests in fixed-income securities, in-
             risks.    cluding bonds, which have market values which tend to
                       vary inversely with the level of interest rates--when interest rates rise, their values will tend to decline and vice versa. Although under normal market conditions longer term securities yield more than shorter term securities of similar quality, they are subject to greater price fluctuations. These fluctuations in the value of the fund's investments will be reflected in its net asset value per share.

                       U.S. GOVERNMENT SECURITIES Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

                       Certain securities issued by U.S. Government instrumen-talities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are sup-ported only by the credit of the issuing government agency or instrumentality.

                       WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL" TRANSACTIONS The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

-------------------------------------------------------------------------------

                       The fund also may enter into "roll" transactions, which consist of the sale of securities together with a com-mitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date.

                       PRIVATE PLACEMENTS Private placements may be either purchased from another institutional investor that originally acquired the securities in a private place-ment or directly from the issuers of the securities. Generally, securities acquired in private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reli-ance upon an exemption from the registration require-ments under that Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obli-gation will be deemed illiquid unless it has been spe-cifically determined to be liquid under procedures adopted by the fund's board of directors.

                       In determining whether these securities are liquid, factors such as the frequency and volume of trading and the commitment of dealers to make markets will be con-sidered. Additionally, the liquidity of any particular security will depend on such factors as the availabil-ity of "qualified" institutional investors and the ex-tent of investor interest in the security, which can change from time to time.

                       INVESTING IN VARIOUS COUNTRIES The fund will invest no more than 10% of its assets in securities of issuers which are not included in the Standard & Poor's 500 Composite Index (a broad measure of the U.S. stock mar-ket) and which are domiciled outside the U.S. Non-U.S. companies may not be subject to uniform accounting, au-diting and financial reporting standards and practices or regulatory requirements comparable to those applica-ble to U.S. companies. There may also be less public information available about non-U.S. companies. Addi-tionally, specific local political and economic factors must be evaluated in making these investments including trade balances and imbalances, and related economic policies; expropriation or confiscatory taxation; limi-tations on the removal of funds or other assets; polit-ical or social instability; the diverse structure and liquidity of the various securities markets; and na-tionalization policies of governments around the world. However, investing outside the U.S. can also reduce certain risks due to greater diversification opportuni-ties. The fund currently intends to limit these invest-ments to those that are U.S. dollar denominated.

                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Each counselor decides how their segment will be invested (within the limits provided by the fund's objectives and policies

--------------------------------------------------------------------------------

                       and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

-------------------------------------------------------------------------------------------------------------
                                                                                    YEARS OF EXPERIENCE AS
                                                                                    INVESTMENT PROFESSIONAL
                                                                                         (APPROXIMATE)
                                                     YEARS OF EXPERIENCE AS
                                                       PORTFOLIO COUNSELOR            WITH CAPITAL
 PORTFOLIO COUNSELORS                              (AND RESEARCH PROFESSIONAL,        RESEARCH AND
          FOR                                          IF APPLICABLE) FOR              MANAGEMENT
   AMERICAN BALANCED                              AMERICAN BALANCED FUND, INC.         COMPANY OR      TOTAL
      FUND, INC.           PRIMARY TITLE(S)               (APPROXIMATE)              ITS AFFILIATES    YEARS
-------------------------------------------------------------------------------------------------------------
 Abner D. Goldstine     Senior Vice President     21 years                             29 years      44 years
                        of the fund. Senior
                        Vice President and
                        Director, Capital
                        Research and
                        Management Company
-------------------------------------------------------------------------------------------------------------
 J. Dale Harvey         Vice President, Capital   Less than 1 year                      5 years       7 years
                        Research Company/1/
-------------------------------------------------------------------------------------------------------------
 Robert G. O'Donnell    President of the fund.    10 years (in addition to 14 years    21 years      24 years
                        Senior Vice President     as a research professional prior
                        and Director, Capital     to becoming a portfolio
                        Research and Manage-      counselor for the fund)*
                        ment Company
-------------------------------------------------------------------------------------------------------------
 Victor M. Parachini    Senior Vice President,    Less than 1 year**                   21 years      34 years
                        Capital Research and
                        Management Company
-------------------------------------------------------------------------------------------------------------
CAPITAL RESEARCH AND MANAGEMENT COMPANY HAS BEEN THE FUND'S INVESTMENT ADVISER SINCE JULY 26, 1975.
/1/ COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
 * PRIOR TO JULY 26, 1975, MR. O'DONNELL WAS A RESEARCH PROFESSIONAL WITH AMERICAN EXPRESS INVESTMENT MANAGEMENT
   COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.
** PRIOR TO JULY 26, 1975, MR. PARACHINI WAS A PORTFOLIO COUNSELOR WITH AMERICAN EXPRESS INVESTMENT
   MANAGEMENT COMPANY, THE FUND'S PREVIOUS INVESTMENT ADVISER.
-------------------------------------------------------------------------------------------------------------

         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    yield, total return and/or distribution rate basis for
      return (at no    various periods, with or without sales charges. Results
   sales charge) of    calculated without a sales charge will be higher. Total
     +13.08% a year    returns assume the reinvestment of all dividends and
      under Capital    capital gain distributions.
       Research and
         Management    The fund's yield and the average annual total returns
          Company's    are calculated with no sales charge in accordance with
         management    Securities and Exchange Commission requirements. The
     (July 26, 1975    fund's distribution rate is calculated by dividing the
   through December    dividends paid by the fund over the last 12 months by
         31, 1995).    the sum of the month-end price and the capital gains
                       paid over the last 12 months. For the 30-day period ended December 31, 1995, the fund's SEC yield was 3.82% and the distribution rate was 3.83% with no sales charge. The SEC yield reflects income earned by the fund, while the distribution rate reflects dividends paid by the fund. The fund's total return over the past
                       12 months and average annual total returns over the past five- and ten-year periods, as of December 31, 1995, were +27.13%, +14.14% and +12.27%, respectively.
                       Of course, past results are not an indication of

-------------------------------------------------------------------------------

                       future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address in-dicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
      DISTRIBUTIONS    in February, May, August and December. Capital gains,
          AND TAXES    if any, are usually distributed in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the pay-
  distributions are    ment.
    usually made in
     February, May,    The terms of your plan will govern how your plan may
         August and    receive distributions from the fund. Generally, peri-
          December.    odic distributions from the fund to your plan are rein-
                       vested in additional fund shares, although your plan may permit fund distributions from net investment in-come to be received by you in cash while reinvesting capital gain distributions in additional shares or all fund distributions to be received in cash. Unless you select another option, all distributions will be rein-vested in additional fund shares.

                       FEDERAL TAXES The fund intends to operate as a "regu-lated investment company" under the Internal Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net invest-ment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from re-demptions from an ordinary shareholder account.

                       PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION AND YOUR TAX ADVISER FOR FURTHER INFORMATION.

               FUND    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
       ORGANIZATION    end, diversified management investment company, was or-
                AND    ganized as a Delaware corporation in 1932 and reorga-
         MANAGEMENT    nized as a Maryland corporation in 1990. The fund's
                       board supervises fund operations and performs duties
      The fund is a    required by applicable state and federal law. Members
      member of The    of the board who are not employed by Capital Research
     American Funds    and Management Company or its affiliates are paid cer-
    Group, which is    tain fees for services rendered to the fund as de-
  managed by one of    scribed in the statement of additional information.
    the largest and    They may elect to defer all or a portion of these fees
   most experienced    through a deferred compensation plan in effect for the
         investment    fund. Shareholders have one vote per share owned and,
          advisers.    at the request of the holders of at least 10% of the
                       shares, the fund will hold a meeting at which any mem-ber of the board could be removed by a majority vote.
                       There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds,

-------------------------------------------------------------------------------

                       including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92621. Capital Re-search and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.42% on the first $500 million of the fund's average net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, and 0.264% of such assets over $4 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc., (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.)

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter mar-ket, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers that have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors, Inc. is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 800 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

-------------------------------------------------------------------------------

                       PLAN OF DISTRIBUTION The fund has a plan of distribu-tion or "12b-1 Plan" under which it may finance activi-ties primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were in-curred within the last 12 months and accrued while the plan was in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets an-nually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Ange-les, CA 90071, 135 South State College Boulevard, Brea, CA 92621, 8000 IH-10 West, San Antonio, TX 78230, 8332
                       Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $1,928,000 for the fiscal year ended De-cember 31, 1995. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, recordkeeping and quality assurance pur-poses.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO
                       PURCHASE SHARES OF THE FUND THROUGH YOUR PLAN OR
                       LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE
                       CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an order by the fund or American Funds Service Company. Orders must be received before the close of regular trading on the New York
                       Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal
                       Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The American
                       Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within 12 months of such purchase. (See "Redeeming Shares--Contingent Deferred
                       Sales Charge.") Plans may also qualify to purchase shares at net asset value by completing a statement of intention to purchase $1 million in fund shares subject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as described above. (See the statement of additional information.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts

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                       (IRAs). Minimums are reduced to $50 for purchases
                       through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1996, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organization and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value next determined after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer must be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a

10


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                       description of these and other services that may be
                       available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

   REDEEMING SHARES    Subject to any restrictions imposed by your plan, you
                       can sell your shares through the plan any day the New
                       York Stock Exchange is open. For more information about
                       how to sell shares of the fund through your retirement
                       plan, including any charges that may be imposed by the
                       plan, please consult with your employer.
                       --------------------------------------------------------
                       By              Your plan administrator/trustee must
                       contacting      send a letter of instruction
                       your plan       specifying the name of the fund, the
                       administrator/  number of shares or dollar amount to
                       trustee         be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.

                       ---------------------------------------------------------
                       By contacting   Shares may also be redeemed through
                       an investment   an investment dealer; however, you or
                       dealer          your plan may be charged for this
                                       service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.

                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including "401(k)" plans with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed

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                       switches among investment options within a participant-
                       directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                                       This prospectus has been printed on
                      [RECYCLE LOGO]   recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency



                      THIS PROSPECTUS RELATES ONLY TO SHARES OF THE FUND OFFERED WITHOUT A SALES CHARGE TO ELIGIBLE RETIREMENT PLANS. FOR A PROSPECTUS REGARDING SHARES OF THE FUND TO BE ACQUIRED OTHERWISE, CONTACT THE SECRETARY OF THE FUND AT THE ADDRESS INDICATED ON THE FRONT.

12
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